Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 17, 2017 (the “Amendment”), is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), the Designated Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Designated Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 17, 2017, and as further amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The definition for the term “Audited Financial Statements” in Section 1.01 of the Credit Agreement is amended to delete the date “January 3, 2016” from such definition and to insert the date “January 1, 2017” in lieu thereof.

(b)    Section 8.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.03    Priority Indebtedness.

Incur any Priority Indebtedness at any time unless at the time of the incurrence thereof and after giving effect thereto, the aggregate amount of all Priority Indebtedness would not exceed 20% of Consolidated Net Worth, determined as of the end of the then most recently ended fiscal quarter of the Company.

2.    Conditions Precedent. This Amendment shall be effective upon:

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(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Designated Borrowers, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender; and

(b)    The payment by the Borrower of all reasonable fees, charges and disbursements of counsel to the Administrative Agent in connection with this Amendment.
3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    Each Loan Party hereby represents and warrants as follows:

(i)    Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be

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effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:    TELEDYNE TECHNOLOGIES INCORPORATED,
a Delaware corporation

By:    /s/ Susan L. Main
Name:    Susan L. Main
Title:    Senior Vice President and Chief Financial Officer

GUARANTORS:    TELEDYNE BROWN ENGINEERING, INC.,
a Delaware corporation

By:    /s/ Stephen F. Blackwood
Name:    Stephen F. Blackwood
Title:    Vice President and Treasurer

TELEDYNE INSTRUMENTS, INC.,
a Delaware corporation

By:    /s/ Stephen F. Blackwood
Name:    Stephen F. Blackwood
Title:    Vice President and Treasurer

TELEDYNE SCIENTIFIC & IMAGING, LLC,
a Delaware limited liability company

By:    /s/ Stephen F. Blackwood
Name:    Stephen F. Blackwood
Title:    Vice President and Treasurer

TELEDYNE LECROY, INC.,
a Delaware corporation

By:    /s/ Stephen F. Blackwood
Name:    Stephen F. Blackwood
Title:    Vice President and Treasurer

DESIGNATED BORROWERS:    TELEDYNE LIMITED,
an English limited company

By:    /s/ Susan L. Main
Name:    Susan L. Main
Title:    Director

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TELEDYNE DALSA, INC.,
an Ontario, Canada corporation

By:    /s/ Melanie S. Cibik
Name:     Melanie S. Cibik
Title:    Senior Vice President, Chief Compliance Officer and Secretary

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TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Maurice E. Washington
Name:    Maurice E. Washington
Title:    Vice President

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Mukesh Singh
Name:    Mukesh Singh
Title:    Director

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Ling Li
Name:    Ling Li
Title:    Executive Director

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Glenn Leyer
Name:    Glenn Leyer
Title:    Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:    /s/ Thomas J. Sterr
Name:    Thomas J. Sterr
Title:    Authorized Signatory

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.,
as a Lender

By:    /s/ Jason Deegan
Name:    Jason Deegan
Title:    Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK BANKING & TRUST COMPANY,
as a Lender

By:    /s/ Erron Powers
Name:    Erron Powers
Title:    Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON,
as a Lender

By:    /s/ John T. Smathers
Name:    John T. Smathers
Title:    First Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Mark H. Halldorson
Name:    Mark H. Halldorson
Title:    Director

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST,
as a Lender

By:    /s/ Cecile Segovia
Name:    Cecile Segovia
Title:    Director

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Brian P. Fox
Name:    Brian P. Fox
Title:    Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ David B. Mitchell
Name:    David B. Mitchell
Title:    Executive Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:    /s/ Carlos Cruz
Name:    Carlos Cruz
Title:    Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ Molly Drennan
Name:    Molly Drennan
Title:    Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT